UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 24, 2012

Dynamic Materials Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-8328	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5405 Spine Road
Boulder, Colorado 80301
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Annual Meeting of Stockholders of Dynamic Materials Corporation (the “Company”) was held on May 24, 2012.  At the Annual Meeting, the stockholders of the Company approved an amendment (the “Amendment”) to the Dynamic Materials Corporation Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of our common stock available for purchase by 150,000 shares, from 450,000 shares to 600,000 shares.  The Amendment was approved by the Company’s Board of Directors (the “Board”) on March 7, 2012.

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by the actual terms of the ESPP and the Amendment, copies of which are included as Exhibits 10.1 and 10.2, respectively.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders held on May 24, 2012, the stockholders of the Company (i) elected the persons listed below to serve as directors of the Company until the 2012 Annual Meeting of Stockholders; (ii) approved the Amendment to the ESPP to increase the number of shares of common stock available for purchase under the ESPP from 450,000 shares to 600,000 shares; (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and (iv) approved, by a non-binding advisory vote, the compensation of the Company’s executive officers.

The Company had 13,483,238 shares of Common Stock outstanding as of April 3, 2012, the record date for the Annual Meeting.  At the Annual Meeting, holders of a total of 12,210,599 shares of Common Stock were present in person or represented by proxy.  The following sets forth information regarding the results of the voting at the Annual Meeting:

Proposal 1                                       The stockholders elected each of the eight nominees to the Board of Directors for a one-year term.  The voting results were as follows:

Name	Shares Voted “For”	Shares Withheld	Broker Non-Votes
Dean K. Allen	8,932,907	583,470	2,694,222
Yvon Pierre Cariou	9,337,117	179,260	2,694,222
Robert A. Cohen	9,241,830	274,547	2,694,222
James. J Ferris	8,976,588	539,789	2,694,222
Richard P. Graff	9,342,901	173,476	2,694,222
Bernard Hueber	8,978,025	538,352	2,694,222

Name	Shares Voted “For”	Shares Withheld	Broker Non-Votes
Gerard Munera	8,925,882	590,495	2,694,222
Rolf Rospek	9,336,030	180,347	2,694,222

Proposal 2                                       The stockholders approved the Amendment to the ESPP to increase the number of shares of common stock available for purchase under the ESPP from 450,000 shares to 600,000 shares.  The voting results were as follows:

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”	Broker Non-Votes
9,172,076	91,324	252,977	2,694,222

Proposal 3                                       The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.  The voting results were as follows:

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”	Broker Non-Votes
11,959,405	226,498	24,696	0

Proposal 4                                       The stockholders approved, by a non-binding advisory vote, the compensation of the Company’s executive officers.  The voting results were as follows:

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”	Broker Non-Votes
8,768,484	517,216	230,677	2,694,222

Item 9.01                                           Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description

10.1

Dynamic Materials Corporation Employee Stock Purchase Plan (incorporated by reference from Appendix B to the Company’s definitive proxy statement filed September 16, 2003, relating to the Company’s 2003 annual meeting of stockholders).

10.2	Amendment to Dynamic Materials Corporation Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC MATERIALS CORPORATION

Dated: May 30, 2012	By:	/s/ Richard A. Santa
Richard A. Santa
Senior Vice President and Chief Financial Officer